UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported):
December 21, 2010

CHINA ORGANIC AGRICULTURE, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-52430	20-3505071
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Dalian City, Zhongshan District, Youhao Road
Manhattan Building #1, Suite # 1511
Dalian City, Liaoning Province, P.R. China
(Address of principal executive offices)

(707) 709-2321
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On December 21, 2010, Bo Shan resigned as Chief Financial Officer and Kyle Jiang resigned as Chairman of China Organic Agriculture, Inc. (the “Company”).

(c)     On December 21, 2010, the Board of Directors of the Company elected Chunyan Liu as a Director of the Company and Chairman of the Board of Directors of the Company.

Mr. Liu is a scholar of agricultural studies in China. From September 1992 to July 1993, he focused on agricultural trade between Japan and China. Since then, he has done extensive research on the agricultural industry and agricultural development in China.

Mr. Liu holds a PHD in Agricultural Management from the Chinese Academy of Social Sciences. He is 46 years old.

(c)      On December 21, 2010, the Board of Directors of the Company elected Qinghua (Edward) Zhang as Chief Financial Officer.

Mr. Zhang served as Finance Manager at China Resources Group from September 1989 to December 2000. From February 2000 to May 2002, Mr. Zhang served as Finance Manager at Beijing Beida Education Company. From June 2002 to July 2006, he worked as a Finance Director at Alphatex (Beijing) Knitting Co.Ltd. From July 2006 to November 2008, he was the Finance Director at Euronet China. In 2009, Mr. Zhang joined Tianjin Tiens Group as the Assistant to Head of Global Finance where he also served as the finance management department’s Director.

Mr. Zhang holds an MBA degree from Fordham University in New York.

Item 7.01. Regulation FD Disclosure.

      On December 21, 2010, the Registrant issued a press release reporting the appointment of Mr. Chunyan Liu as Chairman and Mr. Edward Zhang as Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Exhibits.

99.1	Press Release: China Organic Agriculture, Inc. Appoints Mr. Chunyan Liu as Chairman and Mr. Edward Zhang as Chief Financial Officer.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2010

CHINA ORGANIC AGRICULTURE, INC.

By	/s/ Qian Qi
Qian Qi,
Chief Exeutive Officer

Exhibit Index

Exhibit	Description

99.1	Press Release: China Organic Agriculture Appoints Mr. Chunyan Liu as Chairman and Mr. Edward Zhang as Chief Financial Officer